UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2011
MoneyGram International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood Street, 15th Floor Dallas, Texas	75201

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (214) 999-7552
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On September 29, 2011, MoneyGram Payment Systems Worldwide, Inc. (“Worldwide”), a Delaware corporation and a wholly-owned subsidiary of MoneyGram International, Inc., a Delaware corporation (the “Company”), entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) with the Company, the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee and collateral agent, which supplements the Indenture, dated as of March 25, 2008, by and among Worldwide, the Company, the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee and collateral agent, governing Worldwide’s 13.25% Senior Secured Second Lien Notes due 2018 (the “Indenture”). The Fourth Supplemental Indenture amends the definition of Highly Rated Investments in the Indenture to include securities issued by any agency of the United States or government-sponsored enterprise that are rated Aa3 or better by Moody’s Investors Service, Inc. and AA- or better by Standard & Poor’s rather than the previously required ratings of Aaa by Moody’s and AAA by S&P. The effect of the amended definition of Highly Rated Investments confirms that certain securities issued by United States agencies or government-sponsored enterprises continue to qualify as Highly Rated Investments despite S&P’s lower credit rating now applicable to debt obligations of the United States government.
     This summary does not purport to be complete and is qualified in its entirety by reference to the Fourth Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Fourth Supplemental Indenture is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits
The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
4.1
Fourth Supplemental Indenture relating to the 13.25% Senior Secured Second Lien Notes due 2018, dated as of September 29, 2011, among MoneyGram Payment Systems Worldwide, Inc., as issuer, MoneyGram International, Inc. and the other guarantors named therein and Deutsche Bank Trust Company Americas, as trustee and collateral agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.
By:	/s/ James E. Shields
	Name:	James E. Shields
	Title:	Executive Vice President and Chief Financial Officer

Date: September 30, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1
Fourth Supplemental Indenture relating to the 13.25% Senior Secured Second Lien Notes due 2018, dated as of September 29, 2011, among MoneyGram Payment Systems Worldwide, Inc., as issuer, MoneyGram International, Inc. and the other guarantors named therein and Deutsche Bank Trust Company Americas, as trustee and collateral agent.